UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 22, 2017

AETHLON MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-37487 (Commission File Number)	13-3632859 (IRS Employer Identification Number)

9635 Granite Ridge Drive, Suite 100 San Diego, California (Address of principal executive offices)	92123 (Zip Code)

Registrant’s telephone number, including area code: (858) 459-7800

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by us from time to time with the Securities and Exchange Commission contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in such filings, the words "anticipate,” "believe," "estimate," "expect," "future," "intend," "plan" or the negative of these terms and similar expressions as they relate to us or our management identify forward-looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to our industry, our operations and results of operations and any businesses that we may acquire. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01.         Entry into a Material Definitive Agreement.

On March 22, 2017, Aethlon Medical, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Investors”) for the sale by the Company of 575,000 shares (the “Common Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $3.50 per share, in a registered direct offering. Concurrently with the sale of the Common Shares, pursuant to the Purchase Agreement, the Company also sold in a private placement warrants to purchase 575,000 shares of Common Stock (the “Warrants”). The aggregate gross proceeds for the sale of the Common Shares and Warrants will be approximately $2 million.  Subject to certain ownership limitations, the Warrants will be initially exercisable commencing six months from the issuance date at an exercise price equal to $3.95 per share of Common Stock, subject to adjustments as provided under the terms of the Warrants. The Warrants will be exercisable for five years from the initial exercise date. The closing of the sales of these securities under the Purchase Agreement is expected to occur on or about March 24, 2017.

The net proceeds to the Company from the transactions, after deducting the placement agent’s fees and expenses (not including the Wainwright Warrants, as defined below), the Company’s estimated offering expenses, and excluding the proceeds, if any, from the exercise of the Warrants, are expected to be approximately $1.85 million. The Company intends to use the net proceeds from the transactions for general corporate purposes.

The Common Shares (but not the Warrants or shares issuable upon exercise of the Warrant) were offered and will be sold by the Company pursuant to an effective shelf registration statement on Form S-3, which was filed with the Securities and Exchange Commission (the “SEC”) on May 5, 2016 and subsequently declared effective on May 12, 2016 (File No. 333-211151) (the “Registration Statement”), and the base prospectus dated as of May 12, 2016 contained therein. The Company will file a prospectus supplement and the accompanying prospectus with the SEC in connection with the sale of the Common Shares.

We have also reduced the dollar amount of our current at the market offering to $9,532,294 as a result of this offering and prior sales under the at the market offering.

2

The purchase agreement also contemplates the exchange of 264,000 warrants issued to the purchasers thereunder in December 2014 for 198,00 shares of Company common stock. Further, in exchange for certain waivers given by the purchasers and certain other investors in a private placement of the Company in June 2015, the  warrants issued in such private placement will be amended to (i) reduce the exercise price to $3.95 per share, (ii) make the warrants non-exercisable for a period of six months from the date of amendment, and (iii) extend the term of those warrants by six months.

The Warrants and the shares issuable upon exercise of the Warrants are being sold and issued without registration under the Securities Act of 1933 (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The Company also entered into an engagement letter (the “Engagement Letter”) with Rodman & Renshaw, a unit of H.C. Wainwright & Co., LLC (“Rodman”), pursuant to which Rodman agreed to serve as exclusive placement agent for the issuance and sale of the Common Shares and Warrants. The Company has agreed to pay Rodman an aggregate fee equal to 6% of the gross proceeds received by the Company from the sale of the securities in the transactions. Pursuant to the Engagement Letter, the Company also agreed to grant to Rodman or its designees warrants to purchase up to 3% of the aggregate number of shares sold in the transaction (the “Rodman Warrants”). The Engagement Letter has a nine month tail and right of first offer periods, indemnity and other customary provisions for transactions of this nature. The Rodman Warrants have substantially the same terms as the Warrants, except that the exercise price is 125% of $3.50. The Rodman Warrants and the shares issuable upon exercise of the Rodman Warrants will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and in reliance on similar exemptions under applicable state laws. The Company will also pay Rodman a reimbursement for non-accountable expenses in the amount of $50,000.

The forms of the Purchase Agreement and the Warrant, as well as the Engagement Letter are filed as Exhibits 10.1, 4.1 and 10.2, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 3.02.          Unregistered Sales of Equity Securities.

The information contained above in “Item 1.01 — Entry Into a Material Definitive Agreement” related to the Warrants and the Rodman Warrants is incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits.

(d)	Exhibit No.	Description.

	4.1	Form of Warrant Agreement of Aethlon Medical, Inc.
	5.1	Opinion of Jolie Kahn, Esq.
	10.1	Form of Securities Purchase Agreement, dated March 22, 2017, by and between Aethlon Medical, Inc. and various purchasers named therein
	10.2	Engagement Letter between Aethlon Medical, Inc. and Rodman & Renshaw, a unit of H.C. Wainwright & Co., LLC, dated as of March 22, 2017
	23.1	Consent of Jolie Kahn, Esq. (included in the opinion of Jolie Kahn, Esq. as Exhibit 5.1)

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETHLON MEDICAL, INC.

	By:	/s/ James B. Frakes
		Name:	James B. Frakes
		Title:	Chief Financial Officer

Date: March 22, 2017